                                        OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                     FORM N-1A

                                                      PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)      Amended and Restated Declaration of Trust dated September 16, 1996:  Previously filed with Registrant's
Post-Effective Amendment No. 20, 1/17/97, and incorporated herein by reference.

(b)      By-Laws as amended through December 14, 2000: Filed herewith.

(c)      (i)      Specimen Class A Share Certificate:  Filed herewith.

         (ii) Specimen Class B Share Certificate: Filed herewith.

         (iii) Specimen Class C Share Certificate: Filed herewith.

(d)      Investment Advisory Agreement dated October 22, 1990: Previously filed with Post-Effective Amendment No.
8, 12/3/90, refiled with Registrant's Post-Effective Amendment No. 14, 1/27/95, pursuant to Item 102 of
Regulation S-T and incorporated herein by reference.

(e)      (i)      General Distributor's Agreement dated December 10, 1992:  Previously filed with Registrant's
Post-Effective Amendment No. 12, 11/26/93, and incorporated herein by reference.

Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment
No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.

Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment
No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.

Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment
No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.

Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

(f)      (i) Amended and Reinstated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01:
Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special
Minerals Fund (Reg. No. 2-82590), 10/25/01, and incorporated herein by reference.

         (ii)     Form of Deferred Compensation Plan for Disinterested Trustees/Directors:  Filed with
Post-Effective Amendment No. 26 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg.
No. 2-82590), 10/28/98, and incorporated herein by reference.

(g)      Global Custodial Services Agreement dated May 3, 2001 between Registrant and Citibank, N.A.:  Previously filed with Post-Effective Amendment No. 33  to the Registration Statement of Centennial Money Market Trust (Reg.
No. 2-65245), 10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated July 3, 1984:  Previously filed with Registrant's Pre-Effective
Amendment No. 1 to Registrant's Registration Statement 7/12/84 , refiled with Registrant's Post-Effective
Amendment No. 14, 1/27/95 pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

Independent Auditors Consent:  Filed herewith.

Not applicable.

(l)      Investment Letter from OppenheimerFunds, Inc. to Registrant dated June 29, 1984:  Filed with
Pre-Effective amendment No. 1 to Registrant's Registration Statement, 7/12/84, refiled with Registrant's
Post-Effective Amendment No. 14, 1/27/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(m)      (i)      Amended and Restated Service Plan and Agreement for Class A shares dated June 10, 1993:
Previously filed with Registrant's Post-Effective Amendment No. 13, 1/24/94, and incorporated herein by reference.

(ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated February 12,
1998:  Previously filed with Registrant's  Post-Effective Amendment No. 25, 1/21/00, and incorporated herein by reference.

(iii)    Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated February 12,
1998:  Previously filed with Registrant's Post-Effective Amendment No. 25, 1/21/00, and incorporated herein by reference.

Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01: Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves (Reg. No.
33-23223), 9/27/01, and incorporated herein by reference.

Powers of Attorney for all Trustees/Directors and Officers except for John Murphy (including Certified Board
Resolutions): Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer
Emerging Growth Fund (Reg. No. 333-44176), 10/5/00, and incorporated herein by reference.
(i)      Power of Attorney for John Murphy: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 10/22/01, and incorporated herein by reference.

(p)      Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the
Investment Company Act of 1940: Previously filed with the Registration Statement of Oppenheimer Emerging Growth
Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

None.

Item 25.  Indemnification
-------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of
1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position                         Other Business and Connections
with OppenheimerFunds, Inc.                          During the Past Two Years
---------------------------                         ---------------------------

Timothy L. Abbuhl,
Assistant Vice President                                        None.

Amy B. Adamshick,
Vice President
Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President                                            None.

Edward J. Amberger,
Assistant Vice President                                         None.

Janette Aprilante,

Vice President and Secretary        As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc.,
Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset
Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of
HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust Company and OAM
Institutional, Inc.

Hany S. Ayad,
Assistant Vice President                                        None.

Victor W. Babin,
Senior Vice President                                           None.

Bruce L. Bartlett,
Senior Vice President                                           None.

John Michael Banta,
Assistant Vice President                                        None.

Lerae A. Barela,
Assistant Vice President                                        None.

George Batejan,
Executive Vice President/
Chief Information Officer                                       None.

Kevin Baum,
Vice President                                                  None.

Connie Bechtolt,
Assistant Vice President                                        None.

Robert Behal
Assistant Vice President                                        None.

Kathleen Beichert,

Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Rajeev Bhaman,
Vice President                                                  None.

Erik S. Berg,
Assistant Vice President                                        None.

Mark Binning,
Assistant Vice President                                        None.

Robert J. Bishop,

Vice President    An officer of other Oppenheimer funds.

John R. Blomfield,
Vice President                                                  None.

Chad Boll,
Assistant Vice President                                        None

Lowell Scott Brooks,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster,
Vice President                                                   None.

Bruce Burroughs
Vice President                                                   None.

Claudia Calich,
Assistant Vice President                                        None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division                                   None.

Michael A. Carbuto,
Vice President                                                  None

Ronald G. Chibnik,
Assistant Vice President   Director of technology for Sapient Corporation (July, 2000-August 2001); software architect for Sapient Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division                              None.

Peter V. Cocuzza,
Vice President                                                  None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division                                              None.

John Damian,
Vice President
Formerly Vice President with Citigroup Asset Management (November 1999-December 2000); Director
with Citigroup Asset Management (January 2001-September 2001).

O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment
Officer and Director Chairman of the Board and a director (since June 1999) and Senior Managing Director
(since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer
Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior
Managing Director and director (since February 2001) of OAM Institutional, Inc.; Trustee (since 1993) of Awhtolia
College - Greece.

John M. Davis,
Assistant Vice President
Assistant Vice President of OppenheimerFunds Distributor, Inc.

Robert A. Densen,
Senior Vice President                                           None.

Ruggero de'Rossi,

Vice President    Formerly Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President                                        None.

Randall C. Dishmon,
Assistant Vice President
Associate with Booz Allen & Hamilton (1998-June 2001).

Rebecca K. Dolan
Vice President                                                  None.

Steven D. Dombrower,
Vice President
Vice President of OppenheimerFunds, Inc.

Bruce C. Dunbar,
Vice President                                                  None.

Richard Edmiston,
Assistant Vice President                                        None.

Daniel R. Engstrom,
Assistant Vice President                                        None.

Armand B. Erpf,
Assistant Vice President                                        None.

George R. Evans,
Vice President                                                  None.

Edward N. Everett,
Vice President                                                  None.

George Fahey,
Vice President
Vice President of OppenheimerFunds Distributor, Inc.

Leslie A. Falconio,

Vice President
Vice President of HarbourView Asset Management Corporation.

Scott T. Farrar,

Vice President
Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,

Vice President, Senior Counsel
Vice President OppenheimerFunds, Distributor, Inc.; Vice President, Assistant
Secretary and Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real Asset
Management, Inc.; an officer of other Oppenheimer funds.

Ronald H. Fielding,
Senior Vice President;

Chairman: Rochester Division
Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual
Insurance Company; Governor of St. John's College; Director of International Museum of Photography at George
Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

Paul Fitzsimmons,
Assistant Vice President                                        None.

P. Lyman Foster,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Vice President of
Prudential Investments (August 1999-April 2000).

David Foxhoven,

Assistant Vice President   Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca,
Assistant Vice President                                        None.

Crystal French,
Vice President                                                  None.

Dan P. Gangemi,
Vice President                                                  None.

Dan Gagliardo,
Assistant Vice President
Formerly Assistant Vice President at Mitchell Hutchins (January 2000-October 2000).

Subrata Ghose,
Assistant Vice President
Formerly equity analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President                                        None.

Alan C. Gilston,
Vice President                                                  None.

Jill E. Glazerman,
Vice President                                                  None.

Paul M. Goldenberg,
Vice President                                                  None.

Mike Goldverg,
Assistant Vice President                                        None.

Laura Granger,

Vice President
Formerly a portfolio manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice
President of HarbourView Asset Management Corporation; President and director of OppenheimerFunds International
Ltd.; President. Chief Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company;
director of Trinity Investment Management Corp., Secretary/Treasurer of OppenheimerFunds Legacy Program (a
Colorado non-profit corporation); Executive Vice President of OFI Private Investments, Inc.; Executive Vice
President of OAM Institutional, Inc. and a Member and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President                                           None.

Robert Guy,
Senior Vice President                                           None.

David Hager,
Vice President                                                  None.

Robert Haley,
Assistant Vice President                                        None.

Marilyn Hall,
Vice President                                                  None.

Kelly Haney,
Assistant Vice President                                        None.
Thomas B. Hayes,
Vice President                                                  None.

Dorothy F. Hirshman,
Vice President                                                  None.

Merryl I. Hoffman,
Vice President and Senior Counsel
As of December 2001: Secretary of HarbourView Asset Management Corporation,
OFI Private Investments, Inc. and OAM Institutional, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program.

Merrell I. Hora,
Vice President                                                  None.

Scott T. Huebl,

Vice President    Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui,
Assistant Vice President                                        None.

James G. Hyland,
Assistant Vice President                                        None.

Steve P. Ilnitzki,

Senior Vice President
Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,

Vice President and Assistant Counsel        Vice President of OppenheimerFunds Distributor, Inc.; Assistant
Secretary of Shareholder Financial Services, Inc. and OppenheimerFunds Legacy Program; Vice President and
Assistant Secretary of Shareholder Services, Inc.; an officer of other Oppenheimer funds.

William Jaume,

Vice President    Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset
Management Corporation; and of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President                                                  None.

John Jennings,
Vice President                                                  None.

Lewis A. Kamman,
Vice President                                                  None.

Jennifer E. Kane,
Assistant Vice President                                        None.

Lynn O. Keeshan,
Senior Vice President                                           None.

Thomas W. Keffer,
Senior Vice President                                           None.

Cristina J. Keller,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,
Vice President                                                  None.

Michael P. Kirkpatrick,
Assistant Vice President                                        None.

Garrett K. Kolb,
Assistant Vice President                                        None.

Teresa Kong,
Assistant Vice President                                        None.

Walter G. Konops,
Assistant Vice President                                        None.

Avram D. Kornberg,
Senior Vice President                                           None.

James Kourkoulakos,
Vice President.                                                 None.

John S. Kowalik,
Senior Vice President
Senior Vice President of HarbourView Asset Management Corporation; Vice President of
Oppenheimer Real Asset Management, Inc.

Joseph Krist,
Assistant Vice President                                        None.

Guy E. Leaf,
Assistant Vice President                                        None.

Christopher M. Leavy,
Senior Vice President
Formerly Vice President and portfolio manager at Morgan Stanley Investment Management
(1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger,
Vice President
Vice President of Shareholder Financial Services, Inc.

Michael S. Levine,
Vice President                                                  None.

Gang Li,
Assistant Vice President                                        None.

Shanquan Li,
Vice President                                                  None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel                                                 None.

Bill Linden,
Assistant Vice President                                        None.

Malissa B. Lischin,
Assistant Vice President
Assistant Vice President of OppenheimerFunds Distributor, Inc Formerly an associate manager with Investment Management Analyst at Prudential (1996 - March 2000).

Reed Litcher,
Vice President                                                  None.

David P. Lolli,
Assistant Vice President                                        None.

Daniel G. Loughran
Vice President: Rochester Division                              None.

Patricia Lovett,
Vice President
Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder
Services, Inc.

David M. Mabry,
Vice President
Vice President of Oppenheimer Trust Company.

Steve Macchia,
Vice President                                                  None.

Randy Manske,
Assistant Vice President                                        None.

Marianne Manzolillo,
Assistant Vice President
Formerly Vice President for DLJ High Yield Research Department (February 1993 - July
2000).

Philip T. Masterson,
Vice President and
Associate Counsel                                               None.

Lisa Migan,
Assistant Vice President                                        None.

Andrew J. Mika,
Senior Vice President                                           None.

Joy Milan,
Vice President                                                  None.

Denis R. Molleur,
Vice President and

Senior Counsel
An officer of other Oppenheimer funds.

Nikolaos D. Monoyios,
Vice President                                                  None.

John Murphy,

Chairman, President, Chief Executive
Officer and Director       Director of OppenheimerFunds Distributor, Inc., President of Centennial Asset
Management Corporation, HarbourView Asset Management Corporation, Trinity Investments Management Corporation, OFI
Private Investments, Inc., OAM Institutional, Inc. and Tremont Advisers, Inc.; President and Director of
Oppenheimer Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.;
Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; President and a
trustee of other Oppenheimer funds; Executive Vice President of MassMutual Life Insurance Company; director of
DLB Acquisition Corp.

Thomas J. Murray,
Vice President                                                  None.

Kenneth Nadler,
Vice President                                                  None.

David Negri,

Senior Vice President
Senior Vice President of HarbourView Asset Management Corporation.

Richard Nichols,
Vice President                                                  None.

Barbara Niederbrach,
Assistant Vice President                                        None.

Robert A. Nowaczyk,
Vice President                                                  None.

Raymond C. Olson,
Assistant Vice President   Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.;
Treasurer of Centennial Asset Management Corporation.

Gina M. Palmieri,

Vice President    Vice President of HarbourView Asset Management Corporation.

Mark Paris,

Assistant Vice President                                        None.

Frank J. Pavlak,
Vice President                                                  None.

David P. Pellegrino,
Vice President                                                  None.

Allison C. Pells,
Assistant Vice President                                        None.

James F. Phillips,
Vice President                                                  None.

Jane C. Putnam,
Vice President                                                  None.

Michael E. Quinn,
Vice President                                                  None.

Julie S. Radtke,
Vice President                                                  None.

Kristina Richardson,
Assistant Vice President                                        None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division                                              None.

Thomas P. Reedy,

Vice President
Vice President (since April 1999) of HarbourView Asset Management Corporation.

David Robertson,

Senior Vice President
Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Director of Sales
& Marketing at Schroder Investment Management North America (March 1998-March 2000).

Rob Robis,
Assistant Vice President                                        None.

Antoinette Rodriguez,
Assistant Vice President                                        None.

Jeffrey S. Rosen,
Vice President                                                  None.

Richard H. Rubinstein,
Senior Vice President                                           None.

Lawrence E. Rudnick,
Assistant Vice President                                        None.

James H. Ruff,
Executive Vice President
President and director of OppenheimerFunds Distributor, Inc. and Centennial Asset
Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo

Executive Vice President   President and director of Shareholder Services, Inc. and Shareholder Financial
Services, Inc.

Rohit Sah,
Assistant Vice President                                        None.

Valerie Sanders,
Vice President                                                  None.

Kenneth Schlupp

Vice President
Vice President of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President                                                  None.

Ellen P. Schoenfeld,
Vice President                                                  None.

Scott A. Schwegel,
Assistant Vice President                                        None.

Allan P. Sedmak
Assistant Vice President                                        None.

Jennifer L. Sexton,
Vice President
Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President                                                  None.

Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President                                        None.

David C. Sitgreaves,
Assistant Vice President                                        None.

Enrique H. Smith,
Assistant Vice President
Formerly a business analyst with Goldman Sachs (August 1999-August 2001).
Richard A. Soper,
Vice President                                                  None.

Louis Sortino,
Assistant Vice President:
Rochester Division                                              None.

Keith J. Spencer,
Vice President                                                  None.

Cathleen R. Stahl,
Assistant Vice President
Assistant Vice President and Manager of Women & Investing Program.

Richard A. Stein,

Vice President: Rochester Division                              None.

Arthur P. Steinmetz,
Senior Vice President
Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson,
Vice President                                                  None.

Gregory J. Stitt,
Vice President                                                  None.

John P. Stoma,
Senior Vice President
Senior Vice President of OppenheimerFunds Distributor, Inc.

Wayne Strauss,
Assistant Vice President:
Rochester Division                                              None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Since December 2001, Secretary of Oppenheimer Trust Company. Formerly, Associate General
Counsel, Chief Compliance Officer, Corporate Secretary and Vice President of Winmill & Co. Inc. (formerly Bull &
Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service Center, Inc. and
Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President                                        None.

Kevin L. Surrett,
Assistant Vice President                                        None.

Susan B. Switzer,
Vice President                                                  None.

Anthony A. Tanner,
Vice President: Rochester Division                              None.

Eamon Tubridy,
Assistant Vice President                                        None.

Cameron Ullyat,
Assistant Vice President                                        None.

Mark S. Vandehey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation
and Shareholder Services, Inc.

Maureen Van Norstrand,
Assistant Vice President                                        None.

Phillip F. Vottiero,
Vice President                                                  None.

Samuel Sloan Walker,
Vice President
Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward,
Vice President
Vice President of OppenheimerFunds Distributor, Inc.

Darrin L. Watts,
Assistant Vice President                                        None.

Jerry A. Webman,
Senior Vice President
Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division                                              None.

Barry D. Weiss,
Vice President                                                  None.

Christine Wells,
Vice President                                                  None.

Joseph J. Welsh,
Vice President                                                  None.

Catherine M. White,
Assistant Vice President
Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant
Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension
Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President                                           None.

Donna M. Winn,
Senior Vice President
President, Chief Executive Officer and Director of OFI Private Investments, Inc.;
Director and President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor,
Inc.

Kenneth Winston,
Senior Vice President
Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and

Treasurer       Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Services,
Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and OAM Institutional, Inc.; Treasurer
and Chief Financial Officer of Oppenheimer Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.
and OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President
An officer of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's
Hospital Oncology Department.

Kurt Wolfgruber,
Senior Vice President      Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong,
Vice President                                                  None.

Edward C. Yoensky,
Assistant Vice President                                        None.

Robert G. Zack
Senior Vice President,
General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of
Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset
Management Corporation and OAM Institutional, Inc.; Senior Vice President, General Counsel and Director of
Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer
Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Secretary of OAC
Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Ltd.; Director of
Oppenheimer Real Asset Management, Inc.; Vice President of OppenheimerFunds Legacy Program; an officer of other
Oppenheimer funds.

Jill Zachman,
Vice President: Rochester Division                              None.

Neal A. Zamore,
Vice President
Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President                                                  None.

Alex Zhou,
Assistant Vice President                                        None.

Arthur J. Zimmer,
Senior Vice President
Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.
The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer Intermediary Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jenninson Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (10 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services,
Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer
Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Englewood, Colorado
80112.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OAM
Institutional, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1,
Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania
16823.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal           Positions & Offices              Positions & Offices
Business Address                with Underwriter                      with Registrant
----------------                ----------------                      ---------------

Robert Agan (1)                   Vice President                           None

Janette Aprilante (1)               Secretary                              None

Jason R. Bach                    Vice President                            None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley             Vice President                            None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)            Vice President                           None

Gabriella Bercze (2)             Vice President                           None

Douglas S. Blankenship           Vice President                           None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President                       None

Kevin Bonner (1)                 Vice President                           None

L. Scott Brooks (2)              Vice President                           None

Kevin E. Brosmith             Senior Vice President                       None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)             Vice President                           None

Susan Burton                     Vice President                           None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron              Vice President                           None
6 Dahlia Drive
Irvine, CA 92618

Robert A. Coli                   Vice President                           None
12 White Tail Lane
Bedminster, NJ 07921

Jill E. Crockett (2)       Assistant Vice President                       None

Jeffrey D. Damia (2)            Vice President                            None

John Davis (2)              Assistant Vice President                      None

Stephen J. Demetrovits (2)      Vice President                            None

Michael W. Dickson              Vice President                            None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro               Vice President                            None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)            Vice President                            None

George P. Dougherty             Vice President                            None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman               Vice President                            None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)                  Vice President                            None

Kent M. Elwell                  Vice President                            None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett                Vice President                            None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey                 Vice President                            None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon                  Vice President                            None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)           Vice President
                              Assistant Secretary

Mark J. Ferro (2)               Vice President                            None

Ronald H. Fielding (3)          Vice President                            None

Patrick W. Flynn (1)       Senior Vice President                          None

John E. Forrest (2)        Senior Vice President                          None

John ("J") Fortuna (2)          Vice President                            None

P. Lyman Foster (2)           Senior Vice President                       None

Victoria Friece (1)        Assistant Vice President                       None

Luiggino J. Galleto             Vice President                            None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans                Vice President                            None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti                 Vice President                            None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)             Vice President                            None

Ralph Grant (2)                 Senior Vice President                     None

Michael D. Guman                Vice President                            None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet                 Assistant Vice President                  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger           Vice President                            None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery              Vice President                            None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman          Vice President                            None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson                 Vice President                            None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn              Vice President                            None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)            Vice President                            None

Edward Hrybenko (2)             Vice President                            None

Brian F. Husch (2)              Vice President                            None

Richard L. Hymes (2)        Assistant Vice President                      None

Kathleen T. Ives (1)          Vice President
                             Assistant Secretary

Eric K. Johnson               Vice President                              None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson               Vice President                              None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh             Vice President                              None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)       Vice President                              None

Brian G. Kelly                Vice President                              None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2)             Vice President                              None

Lisa Klassen (1)           Assistant Vice President                       None

Richard Klein                 Senior Vice President                       None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2)              Vice President                             None

Dean Kopperud (2)           Senior Vice President                         None

Brent A. Krantz              Senior Vice President                        None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia                  Vice President                            None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)                Vice President                            None

Dawn Lind                       Vice President                            None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)           Assistant Vice President                    None

James V. Loehle                  Vice President                           None
30 Wesley Hill Lane
Warwick, NY 10990

John J. Lynch                    Vice President                           None
5341 Ellsworth
Dallas, TX 75206

Mark Macken                      Vice President                           None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2)                Vice President                           None

Steven C. Manns                  Vice President                           None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion                   Vice President                           None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin                  Vice President                           None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)                 Assistant Vice President                 None

Theresa-Marie Maynier            Vice President                           None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello            Vice President                          None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough                 Vice President                          None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan                   Vice President                          None
18424 12th Avenue West
Lynnwood, WA 98037

John V. Murphy (2)         Director President and Trustee
                                      President

Wendy Jean Murray Vice President                                          None
32 Carolin Road
Upper Montclair, NJ 07043

Christina Nasta (2)          Assistant Vice President                     None

Kevin P. Neznek (2)           Vice President                              None

Patrick J. Noble              Vice President                              None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel                  Vice President                              None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olson (1)           Assistant Vice President                      None
         & Treasurer

Gayle E. Pereira            Vice President                                None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes             Vice President                                None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit           Vice President                                None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti         Vice President                                None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)    Senior Vice President                          None

Christopher L. Quinson      Vice President                                None
19 Cayuga Street
Rye, NY 10580

Minnie Ra                   Vice President                                None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)      Assistant Vice President                      None

Gary D. Rakan               Vice President                                None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso             Vice President                                None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY 10538

Douglas Rentschler          Vice President                                None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)  Vice President                               None

Ruxandra Risko(2)            Vice President                               None

David R. Robertson (2)     Senior Vice President                          None

Kenneth A. Rosenson          Vice President                               None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2)           President & Director                          None

William R. Rylander          Vice President                               None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)             Vice President                               None

Alfredo Scalzo               Vice President                               None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino            Vice President                               None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp                   Vice President                               None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)             Vice President                               None

Douglas Bruce Smith          Vice President                               None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino          Vice President                               None
7631 Yennicook Way
Hudson, OH 44236

Bryan Stein (2)              Vice President                               None

John Stoma (2)               Senior Vice President                        None

Brian C. Summe               Vice President                               None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Assistant Vice President                       None

George T. Sweeney            Senior Vice President                        None
5 Smoke House Lane
Hummelstown, PA 17036

Scott McGregor Tatum          Vice President                              None
704 Inwood
Southlake, TX 76092

James Taylor (2)           Assistant Vice President                       None

Martin Telles (2)             Senior Vice President                       None

David G. Thomas               Vice President                              None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma                  Vice President                              None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker               Vice President                              None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2)             Vice President                              None

Mark Vandehey (1)             Vice President                              None

Andrea Walsh (1)              Vice President                              None

Suzanne Walters (1)        Assistant Vice President                       None

Teresa Ward (1)               Vice President                              None

Michael J. Weigner            Vice President                              None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise                    Vice President                              None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)         Assistant Vice President                      None

Thomas Wilson (2)             Vice President                              None

Donna Winn (2)               Senior Vice President                        None

Philip Witkower (2)          Senior Vice President                        None

Cary Patrick Wozniak           Vice President                             None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska                Vice President                             None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Robert G. Zack (2)         General Counsel Secretary
                    and Director Vice President and Secretary

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

                                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the
24th day of January 2002.

                                                 OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                        /s/ John V. Murphy
                                                --------------------------------------
                                                            John V. Murphy, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                               Title                               Date
----------                               -----                               ----

/s/ Leon Levy*                      Chairman of the
------------------                  Board of Trustees                  January 24, 2002
Leon Levy

/s/ Donald W. Spiro*                Vice Chairman of the               January 24, 2002
-------------------------           Board and Trustee
Donald W. Spiro

/s/ John V. Murphy*                 President                          January 24, 2002
------------------------------      Principal Executive
John V. Murphy                      Officer and Trustee

/s/ Robert G. Galli*                Trustee                            January 24, 2002
-----------------------
Robert G. Galli

/s/ Phillip A. Griffiths*           Trustee                            January 24, 2002
---------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*              Trustee                            January 24, 2002
--------------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*          Trustee                            January 24, 2002
--------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*             Trustee                            January 24, 2002
----------------------------
Kenneth A. Randall

/s/ Edward V. Regan*                Trustee                            January 24, 2002
-------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*       Trustee                            January 24, 2002
---------------------------------
Russell S. Reynolds, Jr.

/s/ Brian W. Wixted*                Treasurer and Principal            January 24, 2002
-------------------------           Financial and
Brian W. Wixted                     Accounting Officer

/s/ Clayton K. Yeutter*             Trustee                            January 24, 2002
----------------------------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER NEW YORK MUNICIPAL FUND
EXHIBIT INDEX
-------------

Exhibit No.       Description
-----------       -----------

23(b)             By-Laws as amended through December 14, 2000.

23(j)             Independent Auditors Consent.

23(c)(i) Speciman Class A Share Certificate
Speciman Class B Share Certificate
Speciman Class C Share Certificate